UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2008
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)		48033 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c) On February 11, 2008, Lear Corporation (“Lear”) issued a press release announcing that Louis R. Salvatore has been appointed President, Global Seating Systems, and Raymond E. Scott has been named President, Global Electrical and Electronic Systems, both effective immediately. In their new roles, Mr. Salvatore and Mr. Scott will continue to report to Lear Chairman, Chief Executive Officer and President, Bob Rossiter.
Mr. Scott, 42, was previously Senior Vice President and President of Lear’s North American Seating Systems Group, a position he has held since August of 2006. Since joining Lear in 1988, he has held a series of increasingly responsible positions at Lear, both in Europe and in the U.S., including Senior Vice President and President of Lear’s North American Customer Group; President of Lear’s European Customer Focused Division; President of the General Motors and Fiat Customer Focused Divisions; Vice President and General Manager of Lear GM-Europe; and Vice President of Operations for Lear-Saab.
Mr. Salvatore, 52, was previously Senior Vice President and President of Lear’s Global Asian Operations/Customers, a position he has held since August 2005. He began his career with Lear in 1996 as Vice President of Global Purchasing and has held various positions of increasing responsibility including President — Global Ford Division, President — DaimlerChrysler Division and President of Lear’s North American Electrical/Electronic and Interior Divisions. Prior to joining Lear, Mr. Salvatore held a number of manufacturing, finance, engineering and purchasing roles during a 14-year career with Ford Motor Company.
Section 7 — Regulation FD

Item 7.01	— Regulation FD Disclosure
On February 11, 2008, Lear issued a press release related to the matters discussed above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press release dated February 11, 2008

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: February 11, 2008	By:	/s/ Terrence B. Larkin
		Name:	Terrence B. Larkin
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated February 11, 2008